SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20509

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)         May 29, 2003

Tejon Ranch Co.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-7183	77-0196136
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

P. O. Box 1000, Lebec, California	93243
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code         661 248-3000

(Former Name or Former Address, if Changed Since Last Report)

Not applicable

TABLE OF CONTENTS

Item 9. Regulation FD Disclosure

SIGNATURES

Item 9.	Regulation FD Disclosure

On May 29, 2003, the Company issued a press release announcing a partnership with the Trust for Public Land to pursue the sale and conservation of up to 100,000 acres of Company land. A copy of this press release is attached as Exhibit 99.1. The information contained in this report on Form 8-K, including Exhibit 99.1 is being furnished to meet the requirements of Regulation FD Disclosure.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 29, 2003	TEJON RANCH CO.

	By	/s/ ALLEN E. LYDA
	Name:	Allen E. Lyda
	Title:	Vice President, and Chief Financial Officer

EXHIBIT INDEX

Exhibit

99.1	Press Release of the Company, dated May 29, 2003, announcing the Company’s partnership with Trust for Public Land.

2